Exhibit 10.15

Confidential Treatment Requested by The Telx Group, Inc.

FIRST AMENDMENT OF LEASE

THIS FIRST AMENDMENT OF LEASE (this “Amendment”) made as of July 3, 2008 between 111 CHELSEA COMMERCE LP (“Landlord”), a Delaware limited partnership with an address c/o Taconic Investment Partners LLC, 111 Eighth Avenue, New York, New York 10011 and TELX - NEW YORK 111 8TH, LLC (“Tenant”), a Delaware limited liability company with an address at 111 Eighth Avenue, New York, New York 10011.

Statement of Facts

By Agreement of Lease dated March 15, 2007 (the “Lease”), Landlord leased to Tenant and Tenant hired from Landlord portions of each of the eighth (8th) and fifteenth (15th) floors (collectively, the “Original Premises”) in the building located at 111 Eighth Avenue, New York, New York 10011 (the “Building”) upon all of the terms, covenants, conditions and provisions more particularly described in the Lease. Landlord has Available for Leasing (as defined in Section 32.1 (a) of the Lease) Expansion Space (as defined in Section 32.1(b) of the Original Lease) consisting of a portion of the third (3rd) floor of the Building, containing 11,751 Rentable Square Feet (as defined in Section 1.1 of the Lease), as shown in hatching on the plan annexed hereto as Exhibit A (the “Additional Premises”). Pursuant to Section 32.2(a) of the Lease, Landlord delivered the Expansion Notice and Tenant has exercised the Expansion Option by delivering the Exercise Notice (as such terms are defined in Section 32.2(a) of the Lease). Landlord and Tenant wish to add to the Original Premises the Additional Premises, and to otherwise amend the Lease upon the terms and conditions hereinafter set forth. Unless otherwise specifically indicated, all capitalized terms used herein shall have the meanings ascribed to them in the Lease.

NOW, THEREFORE, for and in consideration of the payments to be made hereunder by Tenant to Landlord and the mutual consideration hereinafter set forth, the parties hereto agree as follows:

Terms

1. ADDITIONAL PREMISES

(a) Effective on August 1, 2008 (the “Additional Premises Commencement Date”), and continuing thereafter up to and including February 28, 2022 (the Expiration Date of the Lease), the Additional Premises shall be added to the Original Premises, on all of the same terms, covenants, conditions, and provisions of the Lease, except as otherwise expressly provided in this Amendment.

(b) Effective on the Additional Premises Commencement Date, (i) the term “this Lease” as used in the Lease, shall be deemed to refer to the Lease, as amended by this Amendment, (ii) the term “Premises,” as such term is used in this Lease, shall mean the aggregate of the Original Premises and the Additional Premises, (iii) all references to the “Commencement Date” in the Lease shall be deemed to be the Additional Premises Commencement Date with respect to the Additional Premises only, and (iv) the floor plan of the Original Premises attached to the Lease shall be amended to include the floor plan of the Additional Premises attached hereto as Exhibit A.

(c) Landlord shall not be subject to any liability for failure to deliver possession of the Additional Premises to Tenant on any specific date and the validity of this Amendment shall not be impaired under such circumstances, nor shall the same be construed to extend the term of the Lease, except that the Additional Premises Commencement Date will not occur until possession of the Additional Premises shall be delivered to Tenant. For purposes of this Paragraph l(c), the provisions hereof are intended to constitute “an express provision to the contrary” within the meaning of Section 223-a of the New York Real Property Law or any successor Law, which shall be inapplicable hereto, and Tenant hereby waives any right to rescind this Amendment that Tenant might otherwise have thereunder based upon Landlord’s failure to deliver the Additional Premises to Tenant.

2. MODIFICATION OF THE LEASE

(a) Effective on the Additional Premises Commencement Date and continuing thereafter through the Expiration Date, the Lease shall be deemed modified as follows:

(i) The Fixed Rent payable by Tenant pursuant to Section 2.1 of the Lease with respect to the Additional Premises only shall be as set forth on Schedule 1 annexed hereto (except that Tenant shall pay, upon the execution and delivery of this Amendment by Tenant, the sum of [***], to be applied against the first monthly installment of Fixed Rent for the Additional Premises becoming due under this Amendment).

(ii) The term “Premises Area” as set forth in Section 1.1 of the Lease shall be increased by 11,751 Rentable Square Feet to 29,952 Rentable Square Feet.

(iii) The term “Tenant’s Share” as set forth in Section 7.1(b) of the Lease shall be increased by 0.51% to 1.31%.

(iv) The term “Base Taxes” as set forth in Section 7.1(e) of the Lease with respect to the Additional Premises only shall mean an amount equal to the Taxes payable for the Tax Year commencing on July 1, 2008 and ending June 30, 2009.

(v) The term “Comparison Year” as set forth in Section 7.1(f)(i) of the Lease with respect to the Additional Premises only shall mean each and every Tax Year commencing with the 2009/2010 Tax Year.

(vi) The term “Basic Capacity” as set forth in Section 10.1(a) of the Lease with respect to the Additional Premises only shall mean 450 amperes of 460 volt, 3-phase, 4 wire.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(vii) With respect to the Additional Premises only, the reference to “105%” in the second sentence of Section 10.1(b) of the Lease shall be deemed deleted and replaced with “107%”.

(viii) In accordance with Section 10.9 of the Lease, as hereby amended, Landlord shall make up to 450 amperes of 480-volt emergency electric power service (“3rd Floor EPS”) available to Tenant for use in the Additional Premises from the Building Generators. There is installed (x) an automatic transfer switch (the “3rd Floor Transfer Switch”) in the Additional Premises sufficient to supply a total connected load of up to 450 amperes of 3rd Floor EPS (the “Required 3rd Floor Amperage”) at 480 volts to the Additional Premises, and (y) a connection from the Building Generators to the 3rd Floor Transfer Switch. In accordance with Section 10.9(b) of the Lease, as hereby amended, effective from and after the Additional Premises Commencement Date Tenant shall pay a fee (the “3rd Floor EPS Fee”), irrespective of whether or not emergency power is ever required or used by Tenant, and shall be payable by Tenant to Landlord as Additional Rent in advance in equal monthly installments on the first day of each month during the Term. The initial 3rd Floor EPS Fee shall be $250.00 per ampere per year for the Required 3rd Floor Amperage. The 3rd Floor EPS Fee shall escalate as of each Reset Date by the sum of (x) the product of (A) the 3rd Floor EPS Fee then in effect for the immediately previous calendar year, multiplied by (B) the CP1 Fraction and (y) the then 3rd Floor EPS Fee. At Landlord’s option, Landlord may bill Tenant for the 3rd Floor EPS Fee other than on a monthly basis but in no event more frequently than monthly. Except as expressly provided in this subparagraph (vii), with respect to the Additional Premises only, all references to the “8th Floor EPS” and “8th Floor EPS Fee” shall be deemed to refer to the “3rd Floor EPS” and “3rd Floor EPS Fee”, as applicable. Notwithstanding anything contained in this subparagraph (viii) to the contrary, Tenant shall have the right by written notice to Landlord delivered pursuant to Article 25 of the Lease (the “3rd Floor EPS Notice”) sent within ninety (90) days following the Additional Premises Commencement Date, TIME BEING OF THE ESSENCE, to request that Landlord not make available the 3rd Floor EPS to Tenant for use in the Additional Premises from the Building Generators. If Tenant timely and properly sends the 3rd Floor EPS Notice to Landlord, then the provisions of this subparagraph (viii) shall be deemed deleted from this Amendment and Landlord shall have no obligation to make the 3rd Floor EPS available to Tenant.

(ix) The following shall be added to the end of Section 14.6(f) of the Lease: “and further there shall not be more than one (1) subtenant of the Additional Premises.”

(b) Sections 2.4, 5.1, 7.1(j)-(n), and 7.3 of the Lease, the second sentence of Section 5.5 of the Lease, clause (ii) of Section 7.1(f) of the Lease, clause (ii) of Section 7.1(g) of the Lease, all references to “Operating Expense” in Article 7 of the Lease, and Exhibits A and C to the Lease shall not be applicable to the Additional Premises.

3. AS IS; DELIVERY OF POSSESSION

(a) Notwithstanding anything contained herein or in the Lease to the contrary, Tenant acknowledges that it has made a full and complete inspection of the Additional Premises and is thoroughly familiar with the condition thereof, and agrees to accept possession of the Additional Premises on the Additional Premises Commencement Date in its then “as is” condition. Landlord has advised Tenant, and Tenant acknowledges, that DiscoveryTel, Inc. (“Discovery Tel”) currently occupies a portion of the Additional Premises and may continue such occupancy on the Additional Premises Commencement Date. Tenant has advised Landlord that DiscoveryTel will become Tenant’s colocation customer as of the Additional Premises Commencement Date, and Landlord consents to the same. If DiscoveryTel does not occupy any portion of the Additional Premises on the Additional Premises Commencement Date or elects not to be Tenant’s colocation customer during the term of this Amendment, Landlord shall have no liability to Tenant as a result thereof.

(b) Landlord has advised Tenant, and Tenant acknowledges, that as of the date of this Amendment, conduits exist connecting the Additional Premises to other suites and areas of the Building. To the extent that such conduits are not owned or used by Landlord, another tenant in the Building or other occupant of the Building, Tenant shall have the right to use these existing conduits throughout the term of this Amendment and Landlord shall have no obligations, responsibility or liability with respect thereto. Landlord will cooperate with Tenant in developing a schedule of conduits to determine the route and termination points of the conduits servicing the Additional Premises.

(c) All Alterations which may be required or desired by Tenant to equip, decorate and furnish the Additional Premises for Tenant’s occupancy shall be done (i) at Tenant’s sole cost and expense, and (ii) in accordance with the applicable provisions of the Lease, including, without limitation, Article 4.

4. BROKERAGE

Landlord and Tenant covenant, warrant and represent to each other that there was no broker or finder instrumental in consummating this Amendment and that they have had no conversations or negotiations with any broker or finder except Taconic Management Company LLC and CB Richard Ellis, Inc. (collectively, the “Broker”) concerning this Amendment or the renting of the Additional Premises to Tenant. Landlord and Tenant agree to indemnify and hold each other harmless from and against any claims for a brokerage, finder’s or other commission or fee arising out of any conversations or negotiations had by the indemnifying party with any broker or finder other than the Broker with respect to this Amendment or the renting of the Additional Premises to Tenant. Landlord agrees to pay any fee or commission owing to the Broker pursuant to separate agreements made by Landlord and the Broker.

5. MISCELLANEOUS

(a) Except as otherwise provided herein, all of the terms, covenants, conditions and provisions of the Lease shall remain and continue unmodified, in full force and effect and binding upon the parties hereto, their heirs, administrators, executors and their permitted assigns.

(b) This Amendment sets forth the entire agreement between the parties regarding the letting of the Additional Premises to Tenant, superseding all prior agreements and understandings, written and oral, regarding the letting of the Additional Premises to Tenant, and may not be altered or modified except by a writing signed by both parties.

(c) Landlord and Tenant each represent and warrant to the other that it has not relied upon any representation or warranty, express or implied, in entering into this Amendment, except those which are set forth herein.

(d) This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(e) The covenants and agreements herein contained shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant, its successors and assigns. If any of the provisions of this Amendment, or its application to any situation, shall be invalid or unenforceable to any extent, the remainder of this Amendment, or the application thereof to situations other than that as to which it is invalid or unenforceable, shall be affected thereby, and every provision of this Amendment shall be valid and enforceable to the fullest extent permitted by law.

(f) The captions of this Amendment are for convenience and reference only and in no way define, limit or describe the scope or intent of this Amendment.

(g) Submission by Landlord of the within Amendment for execution by Tenant shall confer no rights nor impose any obligation on Landlord unless and until both Landlord and Tenant shall have executed this Amendment and duplicate originals thereof shall have been delivered by Landlord and Tenant to each other.

(h) The Statement of Facts first set forth in this Amendment and the exhibit and schedule attached hereto are incorporated into this Amendment and are, and shall for all purposes be deemed to be, a part of this Amendment.

(i) This Amendment may be executed in one or more original counterparts, all of which shall constitute the same document.

[signatures follow on next page]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

LANDLORD:	111 CHELSEA COMMERCE LP

	By:	Taconic GP Chelsea Holdings LLC, its General Partner

		By:	/S/ PAUL E. PARISER
Paul E. Pariser, Co-President

TENANT:	TELX-NEW YORK 111 8TH, LLC

	By:	/S/ J. TODD RAYMOND
Name: J. Todd Raymond
Title: President

CONSENT OF GUARANTOR

THE TELX GROUP, INC., as guarantor of Tenant’s obligations under the Lease pursuant to that Agreement and Guaranty dated as of March 15, 2007 (the “Guaranty”), hereby (a) consents to the execution and delivery of this Amendment by Tenant, (b) agrees that the obligations of THE TELX GROUP, INC, under and pursuant to the Guaranty shall otherwise remain unmodified and (c) confirms that the Guaranty is in full force and effect.

GUARANTOR:

THE TELX GROUP, INC.

By:	/S/ ERIC SHEPCARO
Name: Eric Shepcaro
Title: CEO

SCHEDULE 1

FIXED RENT

(i) [***] per annum ([***] per month) from August 1, 2008 through July 31, 2009, both dates inclusive;

(ii) [***] per annum ([***] per month) from August 1, 2009 through July 31, 2010, both dates inclusive;

(iii) [***] per annum ([***] per month) from August 1, 2010 through July 31, 2011, both dates inclusive;

(iv) [***] per annum ([***] per month) from August 1, 2011 through July 31, 2012, both dates inclusive;

(v) [***] per annum ([***] per month) from August 1, 2012 through July 31, 2013, both dates inclusive;

(vi) [***] per annum ([***] per month) from August 1, 2013 through July 31, 2014, both dates inclusive;

(vii) [***] per annum ([***] per month) from August 1, 2014 through July 31, 2015, both dates inclusive;

(viii) [***] per annum ([***] per month) from August 1, 2015 through July 31, 2016, both dates inclusive;

(ix) [***] per annum ([***] per month) from August 1, 2016 through July 31, 2017, both dates inclusive;

(x) [***] per annum ([***] per month) from August 1, 2017 through July 31, 2018, both dates inclusive;

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(xi) [***] per annum ([***] per month) from August 1, 2018 through July 31, 2019, both dates inclusive;

(xii) [***] per annum ([***] per month) from August 1, 2019 through July 31, 2020, both dates inclusive;

(xiii) [***] per annum ([***] per month) from August 1, 2020 through July 31, 2021, both dates inclusive; and

(xiv) [***] per annum ([***] per month) from August 1, 2021 through the Expiration Date, both dates inclusive.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.